Exhibit 99.2
Precision Oncology Through Synthetic Lethality August 2024

2 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Forward-Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinical trials, regulatory submissions and strategic plans. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. The forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions our management team might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements regarding our product candidates are also subject to additional risks and uncertainties, including without limitation, with respect to: our dependence on additional financing to fund our operations and complete the development and commercialization of our product candidates, and the risks that raising such additional capital may restrict our operations or require us to relinquish rights to our technologies or product candidates; our limited history and preclinical status of the assets we acquired from Atrin Pharmaceuticals Inc.; our business plan or the likelihood of the successful implementation of such business plan; the timing of initiation of planned clinical trials for our product candidates; the future success of such trials; the successful implementation of our research and development programs and collaborations and the interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of our product candidates; the success, timing and cost of our anticipated clinical trials for our current product candidates; the timing of initiation, futility analyses, data presentation, reporting and publication and receipt of interim results (including, without limitation, any preclinical results or data); any statements about our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within our control. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law or regulation.

3 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE) All programs address significant unmet medical need, are synergistic with other anticancer therapies, and potentially differentiated in safety and tolerability ATR - Ataxia telangiectasia and Rad3‐related DDR – DNA Damage Response Precision Oncology via Novel Synthetic Lethality Therapeutics • First macrocyclic ATR inhibitor • Highly selective with continuous daily dosing • Phase 1/2a – Ongoing Dose Escalation • Readout H1 2025 • Solid tumor with DDR mutation • Pre-clinical proof-of-principle • Anti-tumor activity at nanomolar concentration • Preserved hematologic safety profile • Best in class, next generation • Pre-clinical proof-of-principle • Highly potent and selective anti-tumor activity • Minimal off target effect • Ovarian cancer with Cyclin E over expression (OVCAR-3) • Stable hematologic function • Favorable pharmacokinetics • Second cohort initiated August 2024 • No myelosuppression observed • Study update by year-end 2024 • Lead optimization • Target identified from our RepliBiom discovery platform • Identify lead candidate by year-end 2024 ATR Inhibitor: ATRN-119 WEE1 Inhibitor: APR-1051 DDR Inhibitor: Undisclosed

4 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Robust DDR Development Pipeline Milestones 2024-2025 Anticipated Clinical Milestones 2024 2025 H1 H2 H1 H2 ATR ATRN-119 Complete Dose Escalation RP2D Enroll First Patient Additional Open-Label Efficacy Data WEE1 APR-1051 ACESOT-1051 : Phase 1 – Monotherapy Dose Escalation Enrolled First Patient Complete Dose Escalation Open label data IND Cleared Study Update ABOYA-119: Phase 1/2a – Monotherapy Dose Expansion ABOYA-119: Phase 1/2a – Monotherapy Dose Escalation Study Update

5 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Synthetic Lethality • Cancer cell death only upon the loss of function of two codependent pathways • DNA Damage Response (DDR) allows cells to pause and self repair during replication (mitosis) • Inhibition of DDR leads to mitotic catastrophe and cell death • ATR and WEE1 inhibitors are integral to stopping DDR and are emerging targets for cancer cell death • Builds on scientific innovation led by Aprea founder and key personnel1 1 Gilad et al, (2010) Cancer Res. Healthy cell Pathway A Pathway B Active cancer cell Pathway A Pathway B Dead cancer cell Pathway A Pathway B Active cancer cell Pathway A Pathway B

6 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Leadership with Strong Drug Development and Commercial Expertise Pioneers in Synthetic Lethality Management Board of Directors Richard Peters, M.D., Ph.D. Chairman of the Board Oren Gilad, Ph.D. President and CEO Jean-Pierre Bizzari, M.D. Director Marc Duey Director Michael Grissinger Director Gabriela Gruia, M.D. Director John Henneman Director Rifat Pamukcu, M.D. Director Bernd R. Seizinger, M.D., Ph.D. Director Oren Gilad, Ph.D. President and CEO John P. Hamill Sr. Vice President and CFO Nadeem Q. Mirza, M.D., MPH Chief Medical Officer Ze’ev Weiss, CPA, B.Sc. Chief Business Advisor Mike Carleton, Ph.D. Translational Medicine Advisor Brian Wiley SVP, Corporate Strategy

7 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor: ATRN-119 Potentially Differentiated Clinical Stage ATRi

8 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119: First and Only Macrocyclic ATR Inhibitor1 Macrocycles: A Well-Evolved Approach for PIK-Related Kinase Inhibition (e.g., rapamycin and mTOR)2-4 1 Based on company knowledge 2 Brown, EJ et al, (1994) Nature 3 Brown, EJ et al, (1995) Nature 4 Brown, EJ and SL Schreiber, (1996) Cell Benefits of Unique Cyclic Skeleton Structure vs Competitors’ First-Generation Acyclic Structure • Increased selectivity • Improved tolerability Improved tolerability More efficacious dosing Macrocycles restrict number of conformations formed for increased selectivity Potential advantages for ATRN-119:

9 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Reported Challenges with Other ATR Inhibitors First Generation Compounds Share Similar Core, Backbone, Toxicity, and Intermittent Dosing Schedule Note: Head-to-head studies with ATRN-119 have not been conducted 1 Phase I study of ATR inhibitor, AZD6738, as monotherapy in advanced solid tumors (PATRIOT part A, B), Dillon et al, Volume 30, October 2019, Pages v165-v166 2 Poster CT084: A Phase I dose-escalation study of ATR inhibitor monotherapy with AZD6738 in advanced solid tumors (PATRIOT Part A), AACR 2017 3 First-in-Human Trial of the Oral Ataxia Telangiectasia and RAD3-Related (ATR) Inhibitor BAY 1895344 in Patients with Advanced Solid Tumors, Yap et al, Cancer Discov 2021;11:80-91 and 2019 ASCO Poster, De-Bono et al. 4 Preliminary Phase 1 Data From Ongoing First-in-Human Phase 1/2 TRESR Study of RP-3500, AACR 2022 Route of administration Oral Oral Oral MTD/RP2 dose schedule 160mg BID, 2-weeks-on, 2-weeks-off, or: Continuous dosing1 40mg BID, 3-days-on/4-days-off 160mg QD, 3-days-on/4-days-off Main Grade ≥3 hematological toxicities Patriot 1, Escalation Phase, 160mg, BID2 : Anemia (1/6, 17%) Patriot 2, Expansion Phase1 : Fatigue, anemia, nausea, and thrombocytopenia (not differentiated) (4/6, 67%) with continuous dosing (3/15, 20%) with 2-week-on, 2-week-off Anemia (2/2, 100%) Neutropenia (1/2, 50%) Anemia (23/95, 24%) Neutrophil count decreased (10/95, 11%) Platelet count decreased (5/95, 5%) AstraZeneca AZD67381,2 Bayer BAY18953443 Repare RP-35004 N N NH N N N N O N N N O S O HN CH3 N NH N N O N N HO O N NH

10 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119: Potential Best-in-Class Oral ATR Inhibitor Structurally Differentiated Core, Backbone, and Toxicity Profile 1 ATRN-119, Phase 1/2a Clinical Study Protocol 2 Internal pre-clinical head-to-head tolerability study in male beagle dogs. Route of administration Oral Dosing regimen Continuous daily dosing (RP2D TBD in Phase 1)1 Hematological toxicities in preclinical studies • Small magnitude and within normal range hematological changes in 28-day GLP tox dog study • Significantly less toxicity in head-to-head comparative tolerability study vs other clinical stage ATRI2 ATRN-1191 ATRN-119 potentially the preferred ATRi both as a single agent and in combination with standard-of-care therapies

11 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119 Daily Dosing Supports Potential Continuous Tumor Suppression Intermittent Dosing May Lead to Tumor Resistance Tumor reduction and regrowth Continuous tumor reduction Drug “On” Drug “Off” Drug “On”

12 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor: ATRN-119 ABOYA-119: Clinical Proof-of-Concept

13 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ABOYA-119: Phase 1/2a - Study Overview A Phase 1/2a, Open-Label, Safety, Pharmacokinetic, and Preliminary Efficacy Study of Oral ATRN-119 in Patients with Advanced Solid Tumors Part 1 Up to 30 patients1 Dose escalation (8 dose levels1 ) 3+3 design Objectives: Primary • Safety, MTD, RP2D • Pharmacokinetics Secondary • Antitumor activity (RECIST/PCWG3) Exploratory • Association between identified mutations and clinical outcomes Patient population: Male or female subjects 12 years of age or older with solid tumors harboring specific DDR mutations per NGS Part 2 Up to 30 patients Dose expansion, after MTD / RP2D established Sites: 4 US sites for dose escalation • University of Pennsylvania • Mary Crowley Cancer Research • University Hospitals Cleveland Medical Center • Yale Cancer Center Patient enrollment: Up to 60 patients in total • Escalation phase: up to 30 patients • Expansion phase: up to 30 patients ATRN-119 is an oral ATR kinase inhibitor given daily 1. Planning to amend the study protocol to add a group of patients who will receive ATRN-119 twice a day and to investigate the effect of food on ATRN-119 absorption and drug exposure in the blood.

14 © 2024 Aprea Therapeutics, Inc. All Rights Reserved 3+3 dose escalation with once-daily dosing (up to 301 patients) Dose expansion (up to 30 patients) Potential indications Colorectal Prostate Gastric Endometrial Mutations Undisclosed RepliBiom biomarkers ABOYA-119: Clinical Study Design MTD/RP2D = cleared Dose level 1 50 mg Dose level 2 100 mg Dose level 3 200 mg Dose level 4 350 mg Dose level 5 550 mg Dose level 6 800 mg Currently Enrolling Dose level 7 1,100 mg Dose level 8 1,300 mg 1. Planning to amend the study protocol to add a group of patients who will receive ATRN-119 twice a day and to investigate the effect of food on ATRN-119 absorption and drug exposure in the blood.

15 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119 Steady State Plasma Concentrations (Cycle 1 Day 7) ATRN-119 Exhibits Near-dose Proportional Exposure Following Oral Administration Dose Level mg, once daily N AUC 0-24hr (ng*h/mL) Cmax (ng/mL) Half-life (hours) Mean (SD) Mean (SD) Mean (SD) 50 3 180 (143) 94 (119) 1.4 (1.1) 100 3 1771 (920) 305 (171) 4.6 (0.5) 200 3 1024 (162) 179 (23) 4.3 (0.3) 350 3 5252 (4362) 605 (358) 6 (0.7) 550 3 6899 (6058) 797 (522) 4.5 (0.7) 800 1100 1300 • Tmax is approximately 2 hours and the half-life is estimated between 4-6 hours • The duration of systemic exposure substantially increases with each dose level Presented at AACR 2024

16 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Site Key 001 - University of Pennsylvania 002 - Mary Crowley Cancer Research 003 - University Hospitals Cleveland Medical Center 004 - Yale Cancer Center 30 55 112 55 25 45 57 55 196 57 52 28 0 50 100 150 200 250 001-001 002-002 003-003 003-004 002-005 002-006 003-007 002-008 003-009 003-010 003-011 004-012 003-013 004-014 003-015 003-016 004-017 001-018 800 mg 550 mg 350 mg 200 mg 100 mg 50 mg 53 * * * Dose increased to 350 mg * ABOYA-119: Summary of Duration of Treatment# Update – June 10, 2024 Study patient Days on treatment * * * * * * * * * Stable disease Treatment continues * Progressive Disease ATRN-119 once-daily dose * * Consent withdrawal 57 6 7 14 # Not all data source verified Unrelated death 71

17 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ABOYA-119: Summary of Related Adverse Events Update - June 10, 2024 * Resulted in treatment interruption Not all data source verified Gastrointestinal General Metabolism Vascular Related AEs Nausea Grade 1 (002-006, 004-012, 004-017) Grade 2 (003-015) Hypotension Grade 2 (001-001*) Diarrhea Grade 1 (001-001*, 003-003, 004-014, 004-017) Grade 2 (003-015) Decreased Appetite Grade 1 (001-001) Vomiting Grade 1 (001-001*) Grade 2 (003-015) Dehydration Grade 2 (001-001*) Hypokalemia Grade 1 (003-015) Non-cardiac chest pain Grade 1 (001-001) Fatigue Grade 1 (002-008, 003-013) Grade 2 (002-005, 003-009) Grade 3 (003-011) Influenza like illness Grade 2 (003-015) No ATRN-119 Related SAE or Grade 4 Adverse Events Reported

18 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119: Summary First and only macrocyclic ATR inhibitor • Potentially differentiated from other ATR inhibitors in selectivity and toxicity profile, permitting continuous dosing • Strong tumor control observed in vivo, including in challenging genetic backgrounds • Daily oral dosing provides potential continuous tumor suppression ABOYA-119: Ongoing Phase 1/2a Clinical Study (NCT04905914) • Patients with advanced solid tumors harboring specific DDR mutations • Well tolerated with no DLTs to date (550mg/daily) • Near-dose proportional exposure following oral administration • Preliminary signs of clinical benefit already observed at low doses • Potential efficacy data readout in H1 2025

19 © 2024 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor: APR-1051 Potentially Differentiated Clinical Stage WEE1i

20 © 2024 Aprea Therapeutics, Inc. All Rights Reserved WEE1 – Clinically Validated Target: An Unmet Medical Need Phase 2 Study Indication Evaluable Patients N ORR PFS NCT03668340 2 Recurrent uterine serous carcinoma 34 29.4% 1 CR 9 PR mPFS - 6.1 PFS6 – 16 Pt (47.1%) IGNITE 3 Recurrent high-grade, serous ovarian cancer with CCNE1 overexpression with (Cohort 1) and without (Cohort 2) gene amplification 79 Cohort 1 - 21 Cohort 2 - 58 Cohort 1: 38% 7 PR 1 CA125 Cohort 2: 45% 3 CR 18 PR 5 CA125 No PD for ≥ 18 weeks: Cohort 1: 53% Cohort 2: 48% NCT03253679 4 Refractory solid tumors harboring CCNE1 amplification 30 Ovarian - 14, Breast - 3, Uterine - 3, Other - 10 All Pt: 27% (8 PR) Ovarian Pt: 36% (5 PR) mPFS: All Pt: 4.1 Ovarian Pt: 6.3 Multiple Phase 2 Studies Show Substantial Single-Agent Activity Of A WEE1 Inhibitor (Adavosertib1 ) Examples for Phase 2 Studies with Adavosertib as monotherapy 1 AZD-1775. AstraZeneca announced in July 2022 the discontinuation of development of AZD-1775 due to its tolerability profile 2 Phase II Study of the WEE1 Inhibitor Adavosertib in Recurrent Uterine Serous Carcinoma, Liu et al, J Clin Oncol 2021;39:1531–9. 3 IGNITE: A phase II signal-seeking trial of Adavosertib targeting recurrent high-grade, serous ovarian cancer with cyclin E1 overexpression with and without gene amplification. Au-Yeung et al, Int J Gynecol Cancer 2023;33(Suppl 4):A1–A278 4 Multicenter Phase II Trial of the WEE1 Inhibitor Adavosertib in Refractory Solid Tumors Harboring CCNE1 Amplification, Fu et al, J Clin Oncol. 2023 Mar 20; 41(9): 1725–1734. WEE1 Inhibitors have been associated with significant Grade ≥3 hematological, GI and CV toxicities The Need – a highly efficient WEE1 inhibitor with a good safety and tolerability profile

21 © 2024 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor – APR-1051 Mechanism of Action – Prevent CDK1 Phosphorylation by WEE1 Kinase pCDK1- Phosphorylated Cyclin Dependent Kinase 1 Data on file -10 -9 -8 -7 -6 0 20 40 60 80 100 120 ATRN-1051 Log10 [ATRN1051] (M) Activity (% Displacement) -5 -4 -3 -2 -1 0 1 2 3 4 5 0 1 2 3 4 5 6 Cumulative Cell Doublings Days Post Initial Treatment NT 125nm 250nm 500nm APR-1051 binds to WEE1 …inhibits its biological activity… …and triggers mitotic catastrophe and cancer cell death Mitotic catastrophe Cancer cell death WEE1 inactive APR-1051 Active pCDK1 Active CDK1 Mitotic cycle pause DNA repair WEE1 Cancer cell survival active Phos-CDK1 Control (Tubulin) µM APR-1051

22 © 2024 Aprea Therapeutics, Inc. All Rights Reserved AstraZeneca Adavosertib (AZD-1775)1,2 Zentalis Azenosetrib (ZN-c3)3 Aprea APR-1051 On-Target IC50 (nM) WEE1 3.9 3.2 1.8 APR-1051 Potentially Best in Class WEE1 Inhibitor APR-1051 Potent and Structurally Differentiated, with High Selectivity to Limit Off-target Toxicity 1Huang et al, (2021) J Med Chem 2AstraZeneca announced in July 2022 the discontinuation of development of AZD-1775 22 3 Data on File AACR-NCI-EORTC Meeting, Poster C147, 2023 Undisclosed -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK1 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK2 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK3 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 ZN-c3 = 92.1 nM APR-1051 = 15,900 nM PLK1 Inhibition IC50 values show >150-fold ZN-c3 = 32.0 nM APR-1051 = 1,800 nM PLK2 Inhibition IC50 values show >50-fold ZN-c3 = 52.2 nM APR-1051 = 31,600 nM PLK3 Inhibition IC50 values show >600-fold

23 © 2024 Aprea Therapeutics, Inc. All Rights Reserved PLK1 Inhibition Reduces Cytotoxic Effects of WEE1 Inhibitors Minimal PLK1 Co-inhibition Enables Full Therapeutic Potential APR-1051 0 nM NT 675 nM 25 nM 225 nM 75 nM Phos– H2AX Control (MCM3) Phos-CDK1 300 nM APR-1051 + increasing GSK-461364 37 nM 111 nM 333 nM APR-1051 1 µM 37 nM 111 nM 333 nM 1 µM Phos-H2AX Control (MCM3) NT 75 nM GSK-461364 Phos-CDK1 Control (MCM3) 37 nM 111 nM 333 nM 1 µM 37 nM 111 nM 333 nM NT 1 µM 400 nM BI-2536 APR-1051 Phos-H2AX Phos-CDK1 Dose range of PLK inhibitor GSK-461364 in combination with a single dose of APR-1051 in OVCAR-3 cells PLK inhibitor, GSK-461364 interferes with the effects of APR-1051 in OVCAR-3 cells PLK inhibitor, BI-2536, interferes with the effects of APR-1051 in OVCAR-3 cells AACR-NCI-EORTC Meeting, Poster C147, 2023

24 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Preclinical Data Highlight Potentially Favorable PK Properties Note: Head-to-head studies have not been conducted 1 Data from an exploratory formulation of APR-1051 administered to fasted Balb/c mice 2 Data from study in A-427 NSCLC xenograft model as reported in Zentalis Corporate Overview, March 2022 Based on Pre-clinical Studies, APR-1051 Shows Potentially Favorable Drug Exposure APR-10511 Zentalis Azenosertib (ZN-c3)2 AstraZeneca Adavosertib (AZD-1775)2 Dose (mg/kg/d) 10 20 40 80 20 40 80 Cmax ng/ml 1,460 1,167 1,997 5,100 635 2,460 4,703 Tmax hr 3 1 1 1 1 1 1 AUC0-24, ng*hr/ml 16,739 4,863 17,088 39,722 1,494 6,313 13,408 AACR-NCI-EORTC Meeting, Poster C147, 2023

25 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Shows Negligible Inhibition of hERG Channels In vitro kinase assays IC50 Average WEE1 kinase IC50 hERG inhibition IC50 Average hERG IC50 Fold difference between kinase IC50 and hERG IC50 LanthaScreen (Thermo) Hotspot (Reaction Biology) HEK293 cells (Medicilon) CHO cells (WuXi) hERG inhibition over WEE1 kinase inhibition 2.2 nM 41.4 nM 21.8 nM 8,840 nM 660 nM 4,750 nM 218-fold (range 16- to 3,946-fold) QT prolongation AEs were reported with some competitor WEE1 inhibitors No ECG changes related to APR-1051 were observed in IND enabling studies Potential absence of QT prolongation at doses that significantly inhibit WEE1 AACR-NCI-EORTC Meeting, Poster C147, 2023

26 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Pre-clinical studies with APR-1051 Data on file N=7 mice per group, APR-1051, 30 mg/kg/day APR-1051 Demonstrated Potentially Compelling Anti-tumor Activity Preclinical Tumor Growth Inhibition OVCAR-3

27 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Suppresses Tumor Growth with Little Effect on RBCs and Body Weight Tumor Volume (mm3 ) (Mean±SEM) Body Weight (g) (Mean±SEM) APR-1051 15mg/kg, PO, BID, 5 on/2 off x 28 days Vehicle 10mL/kg, PO, QD x 28 days OVCAR Xenograft Tumor Model in Female Nude Mice Heme Toxicity (Mean±SEM) 28 Days Post Treatment 0 5 10 15 20 25 30 0 200 400 600 800 1000 1200 1400 Days Post Treatment Tumor Volume (mm 3 ) 0 5 10 15 20 25 30 0 5 10 15 20 25 Days Post Treatment Body Weight (g) 0 5 10 15 RBC (1012/L) 0 200 400 600 800 Reticulocyte Count (10 9/L) AACR-NCI-EORTC Meeting, Poster C147, 2023

28 © 2024 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor: APR-1051 ACESOT-1051: Clinical Proof-of-Concept

29 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Patients aged 18 years or older with advanced solid tumor harboring cancer-associated gene alterations CCNE1 or CCNE2 FBXW7 or PPP2R1A, KRAS-GLY12 & TP531 USC2 regardless biomarker status Part 2 Dose selection optimization further evaluation of the selected 2 dose levels Up to 40 patients Part 1 Dose escalation accelerated titration followed by a BOIN design Up to 39 patients` ACESOT-1051: Clinical Study Overview Multi-center, Open-Label Phase1 Single-Agent Dose Escalation and Dose Selection Optimization First patient dosed in June 2024. Study update expected by year-end 2024. Enrollment up to 79 patients Oral APR-1051 will be administered once-daily for 28-day cycles Primary objectives: Safety, DLT, MTD/MAD, RP2D Secondary objectives: Pharmacokinetics, Antitumor activity (RECIST/PCWG3) Exploratory objectives: Pharmacodynamics Select two RP2D doses 1 Colorectal cancer patients 2 Uterine serous carcinoma patients

30 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Up to 39 patients with advanced solid tumors harboring cancer-associated gene alterations: ACESOT-1051: Clinical Study Design Part 1 - Single-agent APR-1051 Dose Escalation Study Schema BOIN design 3-12 patients per dose level Accelerated titration 1-6 patients per dose level Dose level 1 Dose level 2 Dose level 3 Dose level 4 Dose level 5 Dose level 6 Dose level 7 Dose level 8 Select two doses Enrollment Ongoing = cleared

31 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051: Summary Potential best in class WEE1 inhibitor • High potency for WEE1 inhibition in vitro • Low off-target inhibition of the PLK family of kinases • Suppresses growth of CCNE1-amplified HGSOC xenografted tumors and relatively well-tolerated in mice ACESOT-1051: First-In-Human Study (NCT06260514) • First patient dosed June 2024, second cohort now enrolling • No myelosuppression observed to date in the first of 8 planned cohorts at sub-therapeutic doses • Biomarker-driven study in patients with advanced/metastatic solid tumors • Targeted gene alterations include CCNE1, CCNE2, FBXW7, PPP2R1A, or KRAS-G12 with TP53 • Study update expected year-end 2024 • MD Anderson Cancer Center lead study site, with up to 10 sites in U.S

32 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE) Intellectual Property Portfolio Financial Summary & Capitalization Investment Highlights

33 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Strong Intellectual Property Portfolio Family 1: Ataxia Telengiectasia and Rad3-Related (ATR) Protein Kinase Inhibitors • Macrocyclic inhibitors of ATR & methods of using them to treat various cancers, filed on Oct. 13th, 2015 • Patents granted in AU, CA, CN, EP, IL, JP, MX, HK. National phase examinations ongoing in BR, IN, KR • 1.1: Issued on May 30, 2017 as U.S. Patent 9,663,535 • 1.2: Issued on May 29, 2018 as U.S. Patent 9,981,989 • 1.3: Issued on Feb. 5, 2019 as U.S. Patent 10,196,405 Family 2: ATR Inhibitors and Methods of Use • Carboxylic acid-containing macrocyclic ATR inhibitors, and prodrugs; methods of using these inhibitors to treat various cancers; filed on Apr. 12th, 2017 • Issued on May 28th, 2019 as U.S. Patent 10,301,324 Family 3: ATR Inhibitor Pharmaceutical Composition and Methods • International application filed on Apr. 14th, 2023 • Pharmaceutical formulation and composition of our lead molecule in the clinic Family 4: WEE1 Inhibitor Pharmaceutical Compositions and Methods • International Application filed on Jun. 3rd, 2022 • Composition of our lead WEE1 inhibitor compounds Family 5: Methods of Treating Cancer • U.S. Provisional Application filed on Oct. 20th, 2023 • Clinical methods of treating advanced solid cancer tumors using lead molecule Four issued US patents protecting lead molecule and analogs

34 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE) Financial Summary & Capitalization Cash & Equivalents of $28.7M as of June 30, 2024 Closed approximately $16.0M (before deducing placement agent fees and offering costs of approximately $1.3 million) from our private placement of our common stock in March 2024 with the potential to receive up to an additional $18.0 million upon cash exercise of accompanying warrants at the election of the investors. Securities Common Equivalents as of August 12, 2024 Preferred Stock (as converted) 28,112 Common Stock 5,431,903 Warrants: Pre-Funded Tranche A Tranche B Total 507,076 1,097,394 1,097,394 2,701,864 Options 734,131 Restricted Stock Units 39,442 Fully Diluted Equivalents 8,935,452

35 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Financed into Q4 2025 • Achieve short term inflection points and catalysts • Evaluate optimal strategic partnerships Near term catalysts • H2 2024 study update ATRN-119; Complete dose escalation H1 2025 • Year-end 2024 study update APR-1051 Phase 1; Open label data H1 2025 Diversified portfolio with best in class, de-risked clinical and preclinical programs • Highly potent and selective ATR (ATRN-119) and WEE1 (APR-1051) inhibitors • Opportunities in ovarian, colorectal, prostate, and breast cancers • Single agent and combination therapies Technology developed by pioneers in synthetic lethality • Management with strong drug development and commercial expertise Investment Highlights